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                                   AGREEMENT
                                    BETWEEN
                     AMERICAN FINANCIAL CORPORATION ("AFC")
                                      and
                          THE ROBERT D. LINDNER GROUP
                    REGARDING AFC COMMON STOCK ("AGREEMENT")


                                 APRIL 15, 1983


A. OPTION: AFC grants to the Robert D. Lindner Group an option to purchase up to 1,225,000 shares of AFC Common Stock (such number of shares to subject to adjustment in the event of stock-splits, stock dividends, combinations of shares or recapitalizations, or in the event AFC Common Stock is converted or exchanged for other shares or other property as a result of a merger, consolidation or sale of assets) on the following terms ("Option"):

  1) DURATION OF OPTION TO PURCHASE SHARES OF AFC COMMON STOCK: Lifetime of Robert D. Lindner, Sr. plus two (2) years.

  2) EXERCISE PRICE OF OPTION STOCK: $6.65 per share plus $.40 per year from the date hereof for each full year, plus a prorated portion of the $.40 for a partial year.

  3) METHOD OF PAYMENT FOR OPTION STOCK: At the option of the Robert D. Lindner Group, cash and/or AFC Series H Preferred Stock at face value.

B. PUT: The Robert D. Lindner Group shall have the right to require AFC to purchase the Option and/or any or all AFC Common Stock owned by any of them at any time, whether such stock was acquired pursuant to this Agreement or otherwise ("Put"); provided, however, that during the lifetime of Robert D. Lindner, Sr., no member of the Robert D. Lindner Group may exercise the Put without the express written consent of Robert D. Lindner, Sr.

  1) DURATION OF PUT: The Put shall commence with the date of this Agreement and continue in perpetuity thereafter. The number of shares put shall be at the election of the Robert D. Lindner Group.

  2) PURCHASE PRICE OF PUT STOCK OR OPTION: The purchase price of such AFC Common Stock shall be the book value of AFC Common Stock (as of the end of the latest fiscal quarter of AFC) as determined in accordance with generally accepted accounting principles, except that such book value shall be adjusted to reflect all marketable equity securities (including those categorized by AFC as "investees") owned by AFC and/or its
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subsidiaries at market prices.  The intent herein is to use the AFC Book Value
Incentive Plan computation in existence at this time to determine the adjusted value per share of AFC for the purpose of determining the price of the Put Stock. The purchase price of such Option shall be the book value as calculated above less the exercise price as defined in A.2 above.

  3) METHOD OF PAYMENT FOR PUT STOCK OR OPTION: AFC shall pay for any such stock or Option 33% in cash and 67% in a five (5) year not secured by the Put stock or Option. Interest on such note shall be at the then current market rate. Market rate is defined as the rate for five (5) year U.S. Treasury Note rate plus three hundred basis points. Such note shall be paid in five (5) equal annual installments of principal, together with quarterly payments of interest on the unpaid principal balance.

C. CALL: AFC shall have the right to purchase any and all AFC Common Stock owned at anytime by any member of the Robert D. Lindner Group on the following terms ("Call"):

  1) DURATION OF CALL: The Call shall commence with the death of Robert D. Lindner, Sr. and continue in perpetuity thereafter, but in no event shall the Call commence prior to July 1, 1988.

  2) PURCHASE PRICE OF CALL STOCK: The purchase price of such AFC Common Stock shall be the book value of AFC Common Stock (as of the end of the latest fiscal quarter of AFC) as determined in accordance with generally accepted accounting principles, except that such book value shall be adjusted to reflect all marketable equity securities (including those categorized by AFC as "investees") owned by AFC and/or its subsidiaries at market prices. The intent herein is to use the AFC Book Value Incentive Plan computation in existence at this time to determine the adjusted value per share of AFC for the purpose of determining the price of the Call Stock. For a period not to exceed two years beyond the death of Robert D. Lindner, Sr., there shall be a floor in the purchase price of the Call equal to $6.65 per share plus 10% per year compounded annually from the date hereof.

  3) METHOD OF PAYMENT FOR CALLED STOCK: AFC shall pay for any such stock 33% in cash and 67% in a five (5) year note secured by the Call stock. Interest on such note shall be at the then current market rate. Market rate is defined as the five (5) year U.S. Treasury Note rate plus three hundred basis points. Such note shall be paid in five (5) equal annual installments of principal, together with quarterly payments of interest on the unpaid principal balance.
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D. RIGHT OF FIRST REFUSAL:  Upon the execution of this Agreement and for perpetuity thereafter, AFC shall have a right of first refusal on any and all AFC Common Stock owned by any member of the Robert D. Lindner Group in the event any such member desires to sell such shares. In the event that such right is exercised, AFC at its sole election, shall pay for such shares either the price set forth in Section C(2) and on the terms set forth in Section C(3) of this Agreement or at the same price and on same terms and conditions as the offer received by such member of the Robert D. Lindner Group. any proposed sale of AFC Common Stock by any such member shall be pursuant to a bona fide written offer delivered to AFC thirty (30) days prior to the proposed sale. AFC must exercise its right of first refusal at anytime prior to the fifth day preceding the date of such proposed sale.

  In the event AFC does not exercise its right of first refusal, such proposed sale may take place only with respect to such shares, pursuant to the price, terms and conditions, and only to such party or parties specified in such written offer delivered to AFC.

E. THE ROBERT D. LINDNER GROUP: The Robert D. Lindner Group consists of the undersigned and the transferees permitted under Section F hereof; all stock certificates representing AFC Common Stock owned by the undersigned or any such transferees shall bear a legend referencing this Agreement.

F. TRANSFERABILITY OF AFC COMMON STOCK OWNED BY THE ROBERT D. LINDNER GROUP:
   Each member of the Robert D. Lindner Group agrees that there shall be no transfer (including a transfer resulting from death or by gift) of any AFC Common Stock owned by any of them except pursuant to and subject to the terms and conditions of this Agreement and upon the condition that any transferee shall accept and agree, in writing, to be bound by the terms and conditions of this Agreement. Each member of the Robert D. Lindner Group further agrees that there shall be no transfer by gift or donation of any AFC Common Stock at anytime, except to a current member of such Group (the undersigned) or the direct lineal descendants of any of them who accepts and agrees in writing to be bound by the terms and conditions of this Agreement. The Option granted pursuant to this Agreement is not transferable or assignable, except to current members of the Robert D. Lindner Group (the undersigned) or the direct lineal descendants of any of them, or otherwise in accordance with the laws of descent and distribution subject to the condition that such transferee or assignee is bound by the terms and conditions of this Agreement.

G. CONSIDERATION AND BOARD OF DIRECTORS' APPROVAL: The Robert D. Lindner Group and AFC acknowledge that each has received valid

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and sufficient consideration for entering into this Agreement, including payment by the Robert D. Lindner Group of $100,000 to AFC, receipt of which is hereby acknowledged; and AFC has obtained approval of this Agreement by its Board of Directors, and a certification of AFC's Board action has been delivered to the Robert D. Lindner Group, receipt of which is hereby acknowledged.

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
THIS AGREEMENT shall be binding upon and inure to the benefit of the respective successors and assigns and heirs and representatives of the undersigned parties hereto.
WITNESSES:                                      AMERICAN FINANCIAL CORPORATION

_______________________                         By:_________________________________________________________
_______________________                            Carl H. Lindner, President

_______________________
_______________________                         _____________________________________
                                                 Robert D. Lindner, Sr.

_______________________
_______________________                         _____________________________________
                                                Betty Lindner for David C. Lindner

_______________________
_______________________                         _____________________________________
                                                David C. Lindner

_______________________
_______________________                         _____________________________________
                                                Robert D. Lindner, Jr.

_______________________
_______________________                         _____________________________________
                                                Paula D. Lindner

_______________________
_______________________                         _____________________________________
                                                Jeffrey S. Lindner

_______________________
_______________________                         _____________________________________
                                                Alan Bradford Lindner
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(NK2-OPT.AGR)